UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

METROPOLITAN BANK HOLDING CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14-6(i)1) and 0-11.

Metropolitan Bank Holding Corp.
99 Park Avenue, 12th Floor
New York, New York 10016
(212) 659-0600
April 20, 2022
Dear Stockholder:
We cordially invite you to attend the Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. (the “Company”). The Annual Meeting will be held on Tuesday, May 31, 2022 at 9:00 a.m., local time. Due to the public health concerns regarding the coronavirus (“COVID-19”) and to support the health and well-being of our employees, directors and stockholders, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically although you can attend from any location with an Internet connection. To be admitted to the Annual Meeting, you must go online to www.meetnow.global/MDWZKD6. To login to the virtual meeting you must join as a “Shareholder” and follow the applicable instructions set forth below under “How to Attend the Annual Meeting.” You may vote or ask questions during the Annual Meeting by following the instructions available on the meeting website during the meeting.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the Company’s results of operations. Also enclosed for your review is the Company’s Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.
The Annual Meeting is being held so that stockholders may be given the opportunity to: (1) elect five directors; (2) approve the Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan (the “Equity Incentive Plan”); and (3) ratify the appointment of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2022. The Board of Directors unanimously recommends a vote “FOR” each of the director nominees, the approval of the Equity Incentive Plan and the ratification of the independent registered public accounting firm.
It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend virtually. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. Alternatively, you may vote via the Internet or by telephone. Instructions and applicable deadlines for voting via the Internet or by telephone are set forth on the enclosed proxy card. You may revoke your proxy at any time before its exercise, and you may attend the Annual Meeting and vote virtually, even if you have previously returned your proxy card or voted via the Internet or by telephone. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder and to register in advance to vote virtually at the Annual Meeting.
We thank you for your prompt attention to this matter and appreciate your support.
Sincerely,
Mark R. DeFazio
President and Chief Executive Officer

Metropolitan Bank Holding Corp.
99 Park Avenue, 12th Floor
New York, New York 10016
(212) 659-0600
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 31, 2022
Notice is hereby given that the Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. (the “Annual Meeting”) will be on May 31, 2022 at 9:00 a.m., local time. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. To be admitted to the Annual Meeting, you must go online to www.meetnow.global/MDWZKD6. To login to the virtual meeting you must join as a “Shareholder” and follow the applicable instructions set forth below under “How to Attend the Annual Meeting.”
A Proxy Statement for the Annual Meeting is enclosed. The Annual Meeting is to consider and act on:
1.
the election of five directors;

2.
the approval of the Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan;

3.
the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
Stockholders of record at the close of business on April 6, 2022 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO VOTE THEIR PROXY WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY FILING WITH THE SECRETARY OF METROPOLITAN BANK HOLDING CORP. A WRITTEN REVOCATION OR VOTING A PROXY BEARING A LATER DATE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
The Proxy Statement, Proxy Card and Annual Report are available at www.edocumentview.com/MCB.
By Order of the Board of Directors
Michele Weber
Corporate Secretary
New York, New York
April 20, 2022

PROXY STATEMENT
Metropolitan Bank Holding Corp.
99 Park Avenue, 12th Floor
New York, New York 10016
(212) 659-0600
ANNUAL MEETING OF STOCKHOLDERS
May 31, 2022
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Metropolitan Bank Holding Corp. (the “Company”) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on May 31, 2022 at 9:00 a.m., local time. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. To be admitted to the Annual Meeting, you must go online to www.meetnow.global/MDWZKD6. To login to the virtual meeting you must join as a “Shareholder” and follow the applicable instructions set forth below under “How to Attend the Annual Meeting.” The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 20, 2022.
MATTERS TO BE CONSIDERED
The purpose of the Annual Meeting is to vote to elect five directors, approve the Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan (the “Equity Incentive Plan”) and ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
You may be asked to vote on other matters that may properly be submitted to a vote at the Annual Meeting. The Company could adjourn or postpone the meeting for the purpose, among others, of allowing additional time to solicit proxies.
WHO CAN VOTE
The Board has fixed April 6, 2022 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of Company common stock as of the close of business on such date will be entitled to vote at the Annual Meeting. On April 6, 2022, 10,931,697 shares of Company common stock were outstanding.
HOW TO ATTEND THE ANNUAL MEETING
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. To attend the meeting, you must go online to www.meetnow.global/MDWZKD6, join as a “Shareholder” and enter the control number found on your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, and you wish to participate at the Annual Meeting, you must register in advance. To register to attend the Annual Meeting you must submit proof of your proxy power (legal proxy) as noted below reflecting your Metropolitan Bank Holding Corp. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time on Wednesday, May 25, 2022. If you do not wish to participate at the Annual Meeting and do not register in advance with Computershare, you will need to attend the Annual Meeting as a guest.
You will receive a confirmation of your registration by email after Computershare receives your registration materials.

Requests for registration should be directed to Computershare at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.
By mail:
Computershare
Metropolitan Bank Holding Corp. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it, you may call (888) 724-2416.
HOW TO VOTE
You may vote your shares by completing and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope or by attending the Annual Meeting and voting on the meeting website. Alternatively, you may vote your shares via the Internet or by telephone by following the directions on the enclosed proxy card. You should complete and return the proxy card accompanying this document or vote via the Internet or by telephone to ensure that your vote is counted at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to vote at the Annual Meeting. To register, please follow the instructions set forth above under “How to Attend the Annual Meeting.” Proxies solicited on behalf of the Board of Metropolitan Bank Holding Corp. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” each of the director nominees, “FOR” the approval of the Equity Incentive Plan, and “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm.
If you hold your shares through an intermediary, such as a bank or broker (i.e., in street name), it is critical that you cast your vote if you want it to count in the election of directors (Item 1) and the approval of the Equity Incentive Plan (Item 2). Current regulations restrict the ability of your bank, broker or other holder of record to vote your shares in the election of directors and certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote in the election of directors or on the Equity Incentive Plan, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does continue to have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of the independent registered public accounting firm (Item 3). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by: (1) sending written notice of revocation to the Secretary of Metropolitan Bank Holding Corp. at 99 Park Avenue, 12th Floor, New York, New York, 10016; (2) delivering a later-dated proxy; or (3) by attending the Annual Meeting and voting on the meeting website. Attendance at the Annual Meeting by any stockholder who had returned a proxy does not revoke such proxy unless the stockholder votes on the meeting website at the Annual Meeting. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder and to register in advance to attend and to vote at the Annual Meeting.

QUORUM
The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted to determine that a quorum is present.
VOTE REQUIRED FOR EACH PROPOSAL
As to the election of directors, a stockholder may vote FOR any nominee proposed by the Board or WITHHOLD authority to vote for any nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.
As to the approval of the Equity Incentive Plan and the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm, a stockholder may: (1) vote FOR the proposal; (2) vote AGAINST the proposal; or (3) ABSTAIN from voting on such proposal. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required to approve the Equity Incentive Plan and to ratify the appointment of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2022. Broker non-votes and abstentions will have no effect on the outcome of the vote.
RECOMMENDATION OF THE BOARD
The Board has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board unanimously recommends a vote “FOR” the election of the director nominees, “FOR” approval of the Equity Incentive Plan and “FOR” the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm.

STOCK OWNERSHIP
Holders of record of Metropolitan Bank Holding Corp.’s shares of common stock as of the close of business on April 6, 2022 are entitled to one vote for each share then held. As of April 6, 2022, there were 10,931,697 shares of common stock issued and outstanding. The following table sets forth, as of April 6, 2022, the shares of common stock beneficially owned by each of the Company’s current directors, by each of the executive officers set forth in this proxy statement (the “Named Executive Officers”), by all directors and officers as a group and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock. The mailing address for each of the Company’s directors and Named Executive Officers is 99 Park Avenue, 12th Floor, New York, New York 10016.
Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Five Percent Stockholders
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	677,346(2)	6.20%
Directors and Nominees
Mark R. DeFazio	312,988(3)	2.80%
Anthony J. Fabiano	4,493	*
Dale C. Fredston	9,168	*
David J. Gold	19,231	*
Harvey M. Gutman	10,643	*
Terence J. Mitchell	9,607	*
Chaya Pamula	1,063	*
Robert C. Patent	159,962	1.46%
Maria F. Ramirez	24,557(4)	*
William Reinhardt	12,292	*
Katrina Robinson	1,063	*
George J. Wolf, Jr.	19,165	*
Named Executive Officers
Scott Lublin	39,231	*
Nick Rosenberg	28,775(5)	*
All directors and named officers as a group (19 persons)	705,451	6.32%

*
Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock over which he or she has sole or shared voting or investment power or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Beneficial ownership includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership. Unless otherwise noted, all shares are owned of record or beneficially by the named person.

(2)
Based on information contained in a Schedule 13G /A filed with the U.S. Securities and Exchange Commission on February 3, 2022.

(3)
Includes 231,000 shares underlying stock options that are exercisable.

(4)
Includes 1,000 shares held by Ms. Ramirez’s spouse.

(5)
Includes 520 shares held by Mr. Rosenberg’s children.

PROPOSAL 1 — ELECTION OF DIRECTORS
The Company’s Board is currently comprised of twelve members. The Company’s Bylaws provide that directors are divided into three classes, as nearly equal in number as possible, with one class of directors elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors have been elected and qualified. Five directors will be elected at the Annual Meeting. To ensure that the size of the classes remain as equal in number as possible, the Corporate Governance and Nominating Committee (the “Governance Committee”) of the Board has nominated Katrina Robinson for election as a director for a two-year term and Dale C. Fredston, David J. Gold, Terence J. Mitchell and Chaya Pamula for election as directors for three-year terms. The nominees are currently directors of Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank (the “Bank”).
The Company has maintained a classified board since its formation in 1999. We believe this structure promotes continuity and stability of leadership. Electing directors to staggered three-years terms helps ensure that a majority of our directors have prior experience with and knowledge of our business and strategy. It further allows the directors to make decisions that benefit the Company in the long-term and not just focus on maximizing a short-term profit, which we believe ultimately is in the best interest of our stockholders. The stability of a three-year term of office also facilitates our ability to recruit and retain highly qualified directors.
The Board recommends a vote “FOR” the election of the nominees.
It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting to elect the proposed nominees. If a nominee is unable to serve, the shares represented by such proxies will be voted to elect such substitute as the Board of Directors may determine. At this time, the Board knows of no reason why any of the nominees might be unable to serve, if elected.
The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes, or skills that caused the Governance Committee to determine that the person should serve as a director. Each director of Metropolitan Bank Holding Corp. is also a director of Metropolitan Commercial Bank. Ages are as of December 31, 2021.
Nominee with a Term Ending in 2024
Katrina Robinson

Director
Director Since: 2021
Age: 39
Katrina Robinson is the CEO of Teton Trust Company LLC, a Wyoming chartered trust company that establishes and administers trusts with family offices and private clients globally. A lawyer admitted to practice in New York state, Ms. Robinson’s previous legal experience includes working with private family offices and ultra-high net worth clients. She also worked as a portfolio manager in international wealth management in New York. She speaks Spanish and Portuguese. A graduate of Phillips Academy Andover, Princeton University (B.A.), the University of Cambridge (MPhil) and the Benjamin Cardozo School of Law (J.D.), Ms. Robinson is a frequent speaker at conferences and seminars on cross-border succession planning and asset protection. Ms. Robinson’s legal, international business and wealth management expertise and entrepreneurial spirit make her an ideal member of the Board of Directors.

Nominees with Terms Ending in 2025
Dale C. Fredston

Director
Director Since: 2016
Age: 69
Dale C. Fredston has over 30 years of experience as in-house counsel to a wide range of financial service companies. She served as Executive Vice President and General Counsel of Sterling National Bank and its public holding company, Sterling Bancorp from 2002 to 2015. Before joining Sterling, Ms. Fredston was Senior Vice President, General Counsel and Corporate Secretary of Bank of America’s commercial finance subsidiary. Her experience includes financing transactions, mergers and acquisitions, banking and securities law compliance, risk management, corporate governance, general corporate matters and management of litigation. Ms. Fredston received a B.A. from Wellesley College and a J.D. from the Columbia University School of Law. Her broad knowledge of legal, regulatory and compliance matters in the banking industry, as well as her financial, public company, corporate governance and risk management experience, inform the Board in these areas.
David J. Gold

Director
Director Since: 2016
Age: 47
David J. Gold is a partner at AdvisIRy Partners Group LLC, a consulting firm that provides strategic and capital markets advisory services to senior management of publicly-held companies. For nearly two decades, Mr. Gold was an equity analyst at a Wall Street firm. He is a Chartered Financial Analyst, as well as a member of the National Association of Corporate Directors, the CFA Institute and the Real Estate Board of New York. Separately, Mr. Gold is a licensed real estate broker and for nearly 20 years, he has been involved in real estate investments. He received a B.S. from the NYU Stern School of Business and a J.D. from the Benjamin N. Cardozo School of Law. Mr. Gold earned a CERT Certificate in Cyber Oversight issued by the Software Engineering Institute of Carnegie Mellon University. Mr. Gold qualifies as an Audit Committee Financial Expert. Mr. Gold’s strategic planning and credit analysis experience, as well as his capital markets expertise and knowledge of the real estate industry, are essential to Board oversight and deliberations.
Terence J. Mitchell

Director
Director Since: 2017
Age: 69
Terence J. Mitchell has over 40 years of experience in retail banking, and served as Executive Vice President and Chief Retail Officer of Dime Community Bank from December 2010 through his retirement in June 2016. Before joining Dime, Mr. Mitchell served as President of Consumer Banking of Independence Community Bank and Executive Vice President of Retail Banking at Sovereign Bank. He has a deep knowledge of the local community and market and has also served on the boards of several Brooklyn non-profit and public interest organizations. Mr. Mitchell received a B.B.A. from Iona College. His extensive retail and consumer banking experience results in important contributions to the Board.
Chaya Pamula

Director
Director Since: 2021
Age: 56
Chaya Pamula is co-founder, President and CEO of PamTen Inc. and founder of SheTek and SOFKIN. PamTen provides technology information services to a diverse set of clients. SheTek is a not-for-profit organization with a mission to increase the percentage of women represented in the technology industry by creating a pipeline of talent that is highly skilled and job ready. SOFKIN is a non-profit organization that creates loving and caring homes for needy and underprivileged children in India. In addition, Ms. Pamula is on the board of various industrial associations, social impact organizations, and a speaker at many technology and social change events and has received numerous awards for her philanthropy and entrepreneurship. Ms. Pamula holds a Masters in Business Administration from Osmania University in India and has completed the Harvard Business School Executive Education Program. Ms. Pamula’s more than 25 years of information technology experience, including productivity initiatives that involved business process improvement, business transformation/re-engineering and IT portfolio optimization, along with her dedicated non-for-profit endeavors, makes her a valuable asset to the Board.
Directors with Terms Ending in 2023
Anthony J. Fabiano

Director
Director Since: 2020
Age: 61
Anthony J. Fabiano served as Executive Vice President and Chief Financial Officer of Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank from June 2018 until September 2020. He has more than 38 years of experience across a broad range of finance, accounting and management disciplines, primarily in the banking sector. Prior to joining the Company, Mr. Fabiano was President, Chief Operating Officer and a member of the Board of Directors at Hudson City Bancorp from September 2014 to November 2015. Before that, Mr. Fabiano was Executive Vice President — Finance and Administration from July 2012 to September 2014. Mr. Fabiano also served as Hudson City’s Principal Accounting Officer. He joined Hudson City Bancorp in 2006. Before Hudson City Bancorp, he served as the Chief Financial Officer of Sound Federal Bancorp from 1998 to 2006 and at MSB Bancorp from 1992 to 1998. Mr. Fabiano was employed by KPMG from 1982 until 1992. Mr. Fabiano is a CPA and is a member of the American Institute of CPAs and the New York State Society of CPAs. Mr. Fabiano received a B.S. from Manhattan College and attended the National School of Banking at Fairfield University. His broad, extensive banking, financial, accounting and SEC reporting experience make him an asset to the Board.
Robert C. Patent

Director
Director Since: 1999
Age: 71
Robert C. Patent has over 45 years of experience in real estate investment and serves as President of Colby Capital Corporation, a private investment firm engaged in the acquisition, restructuring and financing of real estate assets. Mr. Patent served as a director of New York Federal Savings Bank, a federally chartered thrift institution, from 1989 until its sale to Flushing Financial Corporation in 1997. Mr. Patent received a B.B.A. from The George Washington University. His prior board experience, long track record of real estate investment and knowledge of the Bank’s market provide significant expertise to the Board.
Maria Fiorini Ramirez

Director
Director Since: 2014
Age: 73
Maria Fiorini Ramirez is the founder, President and Chief Executive Officer of Maria Fiorini Ramirez, Inc., an independent global economic and financial consulting firm founded in 1992. Before founding her own firm, Ms. Ramirez was Managing Director and Money Market Economist at Drexel Burnham Lambert Incorporated. She served as a director for other banking companies between 1989-2009, including Sovereign Bancorp, Independence Community Bank and Statewide Savings Bank. Ms. Ramirez also currently serves as a director of Security Mutual Life, Binghamton, New York, and The Brooklyn Hospital in Brooklyn, New York. Ms. Ramirez received a B.A. from Pace University. Her prior board experience and deep financial and economic knowledge and expertise make her a valuable contributor to Board deliberations.

William Reinhardt

Director and Chairman
Director Since: 2013
Age: 75
William Reinhardt has been a Senior Director of Alvarez & Marsal, a global professional services and consulting firm focused on financial services clients, since 2008. Before joining Alvarez & Marsal, he was an Assistant Deputy Comptroller for Community Banks in the Northeastern District of the Office of Comptroller of the Currency, responsible for regulatory oversight over more than 200 community and regional banks as well as federal branches. Mr. Reinhardt received a B.A. from LIU Post, formerly known as C.W. Post Campus of Long Island University, and a degree from the Graduate School of Banking at the University of Wisconsin. His financial expertise and regulatory and banking experience are important contributions to Board deliberations and oversight.
Directors with Terms Ending in 2024
Mark R. DeFazio

Director, President and Chief Executive Officer
Director Since: 1999
Age: 58
Mark R. DeFazio is a founding member of Metropolitan Commercial Bank and has served as the Bank’s President since its inception in 1999. In 2002, Mr. DeFazio was appointed to the additional role of Chief Executive Officer by the Board. Prior to founding Metropolitan Commercial Bank, Mr. DeFazio was employed by Israel Discount Bank for 13 years, where he rose to the role of Senior Vice President and Head of Commercial Real Estate. He started his banking career in 1982 with Richmond County Savings Bank in Staten Island, New York, where he held several positions in operations, audit, and real estate lending. His broad, extensive banking and real estate experience make him an invaluable asset to the Board.
Harvey M. Gutman

Director
Director Since: 2008
Age: 75
Harvey M. Gutman has been active in real estate and retail development since 1990, and is President and Founder of Brookside Advisors, LLC, a real estate consulting and development company established in 2006. Before founding Brookside, he served for 16 years as Senior Vice President for Retail Development at Pathmark Stores, Inc., where he was responsible for Pathmark’s retail development program, including site identification, development, approval, legal and compliance, planning, design, construction, and property administration. As Senior Vice President at Pathmark, Mr. Gutman was responsible for almost 10 million square feet of supermarket, distribution, office, and other commercial space. For the 14 years before assuming that position, Mr. Gutman was VP Grocery and Frozen Merchandising, VP Non-Foods and Pharmacy Merchandising and VP Strategic Planning and Research at Pathmark. For five years before joining Pathmark, Mr. Gutman was Director of Research at Abraham & Straus Department Stores. Mr. Gutman also currently serves as a director of ARCTRUST, a private REIT, is a member of the International Council of Shopping Centers, and previously served on the boards of the New Jersey Food Council and the Food Industry Alliance of New York. He received a B.A. from Rutgers University and an M.B.A. from The Wharton School. Mr. Gutman’s extensive retail and real estate background and strategic planning experience make him a valuable member of the Board.
George J. Wolf, Jr.

Director
Director Since: 2001
Age: 69
George J. Wolf, Jr. has been a Managing Director at Aon Risk Solutions and the Head of the Law Firm Advisory Team since 2018. The Law Firm Advisory Team brings industry-specific experience to help law firm leaders identify and implement operational improvements geared to financial stability, growth, and partnership challenges. Services include, but are not limited to, succession and retirement planning, partner compensation, financial management, mergers and acquisitions, as well as leadership consulting and coaching. Mr. Wolf had been the Managing Director of the law firm Herrick, Feinstein from 1993 until 2017. He was responsible for financial, administrative and strategic planning aspects of the firm, and was a permanent full voting member of the firm’s Executive Committee. Before joining Herrick, Feinstein, he spent 14 years in a similar role at Webster & Sheffield and two years as a director and Shareholder at Hildebrandt International — a worldwide leader in law firm consulting. Mr. Wolf founded and is the Chairman and President of The Greg Wolf Fund (the “Fund”), a charitable organization that was established in memory of his son, Gregory, who lost his battle to leukemia in 2005. The Fund supports patients and their families in their fight against all blood cancers and has funded numerous blood cancer research initiatives with The Hospital at the University of Pennsylvania, Philadelphia, Pennsylvania and Saint Bartholomew’s Hospital, London, England. Mr. Wolf received a B.S. from Villanova University. His financial, administrative and strategic planning experience provides essential insights to Board deliberations.
Executive Officers Who Are Not Directors
Dixiana M. Berrios

Executive Vice President and Chief Operating Officer
Dixiana M. Berrios became Executive Vice President and Chief Operating Officer of Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank in July 2020. Before joining the Company, Ms. Berrios had served as Executive Vice President and Director of Bank Operations of Amalgamated Bank, New York, New York, from 2011 until 2020. Prior to her employment with Amalgamated Bank, Ms. Berrios served in several roles for Sterling National Bank from 1996 until 2011, including Senior Vice President and Director of Bank Operations at the time of her departure. Ms. Berrios holds a B.A. from The University of Alabama and an M.A. from the Fletcher School of Law and Diplomacy at Tufts University. Age 49.
Laura Capra

Executive Vice President and Head of Retail Banking
Laura Capra is Executive Vice President and Head of Retail Banking at Metropolitan Commercial Bank. Ms. Capra joined Metropolitan Commercial Bank in 2012. Prior to joining Metropolitan Commercial Bank, Ms. Capra was a Senior Vice President, District Executive at Sovereign/Santander Bank from 2006 until 2012. Ms. Capra’s 25 years of experience strongly supports her current responsibilities, which include leading and managing the Bank’s retail network and implementing strategies to achieve deposit growth, improved profitability, and operational efficiency while providing a best-in-class customer experience. Ms. Capra spent the early years of her career with Independence Community Bank, where she was responsible for spearheading the expansion of its retail banking network throughout Manhattan. Ms. Capra attended Middlesex County College, Edison, New Jersey. Age 54.
Michael A. Guarino

Executive Vice President and General Counsel
Michael A. Guarino is Executive Vice President and General Counsel at Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank. He is an experienced regulatory and commercial lending attorney with 40 years of banking experience, including over 25 years as in-house counsel at several banks. He joined Metropolitan Commercial Bank in 2009 after 13 years at Israel Discount Bank, where he served, among other capacities, as Deputy General Counsel, Compliance Officer, AML-BSA Officer, Risk Management Liaison, CRA Officer, and Assistant Secretary. Before Israel Discount Bank, Mr. Guarino served for ten years in various compliance and legal capacities at First Fidelity/First Union Bank of New Jersey, and before that, for eight years as Assistant Treasurer and Legal Analyst at Chase Manhattan Bank. Mr. Guarino received a B.A. from Rutgers University and a J.D. from Seton Hall Law School. Age 68.

Scott Lublin

Executive Vice President and Chief Lending Officer
Scott Lublin has served as Executive Vice President and Chief Lending Officer at Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank since April 2018. From January 2013 to April 2018, Mr. Lublin served as Executive Vice President at BankUnited, where he managed their New York City commercial real estate lending group. From 2008 until 2013, Mr. Lublin served as Senior Vice President of Metropolitan Commercial Bank’s commercial real estate business. Before that, Mr. Lublin served as an Administrative Vice President at M&T Bank’s commercial real estate group. Mr. Lublin has more than 30 years of experience in banking and has primarily focused on commercial real estate lending. Mr. Lublin earned a B.S. at SUNY Buffalo and an M.B.A. at Fordham University. Age 55.
Nick Rosenberg

Executive Vice President and Head of Global Payments
Nick Rosenberg is Executive Vice President and Head of Global Payments at Metropolitan Commercial Bank. He joined Metropolitan Commercial Bank in 2001 and served as Executive Vice President and Chief Technology Officer from 2001 through October 2018, when he was promoted to Executive Vice President and Head of Global Payments. He is responsible for leading the Bank’s Global Payments Group, which ensures that the Bank’s end-to-end global payment processing services implement the latest technology to ensure efficient and reliable service. The Global Payments Group is responsible for the Bank’s debit card, digital currency, global remittance, and foreign exchange settlement businesses. Before joining the Bank, Mr. Rosenberg served as the Technology Director of PDT Limited, a designer and manufacturer of consumer electronics products for large U.K., European and pan-Asian companies, based in Manchester, United Kingdom. He is formally accredited as a Chartered Engineer and Member of the Institute of Engineering and Technology (UK) and Institute of Electrical and Electronics Engineers (USA). Mr. Rosenberg holds a BSc with Honors from the Open University, United Kingdom and completed a postgraduate thesis in Development in Engineering and Technology. Age 50.
Norman Scott

Senior Vice President and Chief Credit Risk Officer
Norman Scott became Senior Vice President and Chief Credit Risk Officer of Metropolitan Bank Holding Corp. in September 2021. Mr. Scott has over 33 years of commercial banking experience, and prior to joining Metropolitan Commercial Bank, worked at Lloyds Banking Group from 2009 until July 2021, last serving as the Head of Corporate Credit — North America. Mr. Scott graduated as a Member of the Chartered Institute of Bankers in Scotland, with a Bachelor’s Degree in Banking and Finance. Age 51.
Gregory A. Sigrist

Executive Vice President and Chief Financial Officer
Gregory A. Sigrist became Executive Vice President and Chief Financial Officer of Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank in September 2020. Before joining the Company, Mr. Sigrist served as the Executive Vice President and Chief Financial Officer of Columbia Banking System, Inc. and its wholly owned subsidiary Columbia State Bank, from June 2018 until February 2020. Prior to his tenure at Columbia Banking System, Inc., Mr. Sigrist spent 12 years with Morgan Stanley as a Managing Director in several senior financial roles, including Chief Financial Officer of Morgan Stanley Bank, N.A. from 2014 to early 2018. Prior to that, he served for five years as Vice President, Corporate Accounting Policy/M&A Finance with Citigroup. Mr. Sigrist built the foundation of his career with Ernst & Young and McGladrey & Pullen in senior auditing roles of financial services clients including regional and community banks before transitioning into the banking industry in 2001. Mr. Sigrist is a CPA. Mr. Sigrist received a B.S. in Accounting with University Honors from Illinois State University. Age 54.
Board Independence
The Board has determined that each of the Company’s directors, with the exception of Mark R. DeFazio and Anthony J. Fabiano, is “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”). Mr. DeFazio is not independent because he is an executive officer of Metropolitan Bank

Holding Corp. and Mr. Fabiano is not independent because he was an executive officer of Metropolitan Bank Holding Corp. within the last three years.
Director Skills
The Governance Committee evaluates a matrix that identifies certain skills that it considers particularly valuable in the effective oversight of the Company and its business. The following bar graph depicts those skills and the number of directors who have significant strength and experience in such areas, highlighting the diversity of skills on the Board. In addition to the skills listed below, the Board also has directors with experience and expertise in the areas of legal and compliance, environment, social and governance, retail and consumer business, and technology.
Board Leadership Structure
The positions of Chairman of the Board and Chief Executive Officer are held by different individuals. The Chairman of the Board provides guidance to the Chief Executive Officer, is active in setting the agenda for Board meetings and presides over meetings of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company. As required by the NYSE rules, the Audit, Compensation and Governance Committees are comprised solely of directors who are independent as defined by NYSE rules.
Board’s Role in Risk Oversight
The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic, and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
References to the Company Website Address
References to the Company website address, www.mcbankny.com, throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s (the “SEC”) rules. These references are not intended to, and do not, incorporate the contents of the Company website by reference into this proxy statement or the accompanying materials.
Corporate Governance Guidelines
The Company maintains Corporate Governance Guidelines, which are posted on the “Corporate Governance — Governance Documents” section of the “Investors Relations” page of Metropolitan Commercial Bank’s website at www.mcbankny.com.
Director Stock Ownership Guidelines
The Corporate Governance Guidelines provide that each director is encouraged to own shares of common stock of the Company at a level that demonstrates a meaningful commitment to the Company and the Bank, and to better align the director’s interests with the Company’s stockholders. A director’s stock ownership will be one of the factors considered in deciding whether to re-nominate or appoint a director to the Board of Directors of the Company. All directors should acquire shares of the Company’s common stock with a value of $100,000 (which shall be measured annually in connection with the preparation of the Company’s annual meeting proxy statement). Directors are expected to meet the ownership standards within three years from their first day as a director. As of December 31, 2021, all directors have met the stock ownership guidelines, except for Ms. Pamula and Ms. Robinson, each of whom joined the Board of Directors in October 2021.
Delinquent Section 16(a) Reports
The Company’s executive officers, directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of Company common stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. No executive officer, director or 10% beneficial owner of shares of Company common stock failed to file ownership reports on a timely basis during 2021.
Attendance at Annual Meetings of Stockholders
Metropolitan Bank Holding Corp. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All but one of the Company’s directors attended the 2021 Annual Meeting of Stockholders.
Communications with the Board
Any stockholder who wishes to contact the Company’s Board or an individual director may do so by writing to: Metropolitan Bank Holding Corp., 99 Park Avenue, 12th Floor, New York, New York 10016, Attention: Corporate Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
Board Meetings
The Company Board met nine times and the Bank Board met 13 times during the fiscal year ended December 31, 2021. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he or she served (during the period in which he or she served) that were held during the fiscal year ended December 31, 2021.

Code of Ethics
The Company’s Board has adopted a code of ethics (the “Code of Ethics”) that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Ethics is available upon written request to the Corporate Secretary, Metropolitan Bank Holding Corp., 99 Park Avenue, 12th Floor, New York, New York 10016 or via its website at www.mcbankny.com.
If the Company amends or grants any waiver from a provision of the Code of Ethics that applies to its executive officers or directors, the Company will publicly disclose such amendment or waiver on its website and as required by applicable law.
Human Capital Resources
Our employees are vital to the success and growth of the Company and are considered one of our greatest assets. The experience, knowledge, and customer service excellence they bring every day differentiates us from our competitors. As of December 31, 2021, the Company employed 202 full-time employees, none of whom are represented by a collective bargaining unit, and we consider our relationship with our employees to be good. This represents an increase of 13 employees, or approximately 7%, from December 31, 2020. Headcount growth to support our expanding businesses occurred in the Company’s Lending and Global Payments business lines, as well as in the Compliance, BSA/AML, Technology and Risk Management groups.
Talent Acquisition and Retention.   The Company employs a business model that combines high-touch service, emerging technologies, and the relationship-based focus of a community bank We offer a suite of banking and financial services to businesses and individuals that includes a growing emphasis on Banking as a Service. Management seeks to hire, develop, promote, and retain well-qualified employees who are aligned with the Company’s business model and community.
The Company’s selection and promotion processes are without bias and include the active recruitment of minorities and women. The ratios of women and men in the company are 48% and 52%, respectively. Approximately 29.7% of the employees identify as minorities and, within that percentage, 17.3% are women. The Company defines minorities as the total number of male and female incumbents in each of the following groups based on the U.S. Department of Labor Affirmative Action definition: Black or African American, Hispanic, or Latino, Native Hawaiian or Other Pacific Islander, and American Indians/Alaskan Natives.
The New York City labor market is very competitive. To attract and retain high performing talent, the Company offers a competitive, performance-based compensation program and a benefits plan that includes comprehensive health care coverage, a 401(k) Plan with company match, life and disability insurance, wellness programs, Employee Assistance Program and paid time off and leave policies, including paid maternity/paternity leave. The Company also offers an Employee Referral Program that allows employees to earn a referral bonus by recommending candidates for open positions.
Training and Development.   The Company encourages and supports the growth and development of its employees and, whenever possible, seeks to fill positions by promotion and transfer from within the organization. The training and development of employees is a priority.
The Company conducts a comprehensive New Employee Orientation for all new hires. All employees are required to complete a minimum of 6.5 hours of compliance and technical training annually. The Company provides in-house training to employees on topics such as cybersecurity, risk, compliance, and technology. In addition, informal learning opportunities are available for employees such as attending committee meetings to better understand the business, meeting with senior level staff and cross-training within their own department. To further their education, employees are encouraged to attend external business-related training seminars, conferences, and networking opportunities, which are paid for by the Company.
The Company developed and implemented an Employee Career Path Program that empowers employees to have direct input over their career path. The employee and their manager meet one on one to define a pathway for learning and career progression. They have regular check-ins throughout the year to ensure the employee is on track to accomplish the goals identified. A template is provided to the manager by Human Resources so both the manager and employee have the opportunity to document the goals they establish together, identify strengths and areas for development, as well as document their next meeting dates. This allows for clear and consistent communication throughout the process.
In 2021, the Board of Directors attended an on-site training program focused on Diversity and Inclusion. This will continue to be a focus of the Company not only for the Directors but for employees.
The Company has an Employee Engagement Committee comprised of employees from various departments who organize events to support community-based functions, employee interests, educational sessions around different cultures and volunteering for charities.
Safety, Health and Welfare.   The safety, health and wellness of our employees is a top priority. During the COVID-19 pandemic, the Company continued to responsibly serve the needs of its customers while prioritizing the health and safety of employees.
The Company created a COVID-19 Committee that was and continues to be responsible for the administration of the pandemic response for the Company. It took steps to protect the employees by hiring a dedicated cleaning staff, so all workspaces, common areas and offices were cleaned throughout the day, constantly monitored the data from the CDC, and the NYC Department of Health, as well as received guidance from outside counsel regarding policy and procedure.
The COVID-19 Committee identified the potential threat of COVID-19 in February 2020 and activated its Pandemic Plan in March 2020. The workforce was fully remote by early April 2020. In September 2020, the Company implemented its Return-to-Work Plan by bringing staff back incrementally subject to the recommended health protocols. In March 2021, a full return to premises was achieved. The Pandemic Plan and Return-to-Work Plan incorporate guidance from the regulatory and health communities, defined by the Company’s Business Continuity Response Team, the Company’s COVID-19 Committee and the actions taken from the business lines up through the Board of Directors. The COVID-19 Committee continues to closely monitor the protocols and guidance issued and takes the appropriate action.
As of December 27, 2021, the Company adopted New York City’s mandate that all private employers require proof of vaccination from all workers or visitors entering the workplace. The Company continues to monitor this mandate and current guidance, and the Human Resources Department works closely with the employees to assist and provide accurate information in this fluid and changing environment.
Anti-Hedging Policy
The Company’s Insider Trading Policy and Corporate Governance Guidelines each include a prohibition on hedging by its directors and executive officers. These transactions are designed to hedge or offset the economic risk of owning shares of Company common stock. Accordingly, any hedging, derivative or other equivalent transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of Company common stock would affect the value of the shares of Company common stock owned by an executive officer or director is prohibited.
Committees of the Board
We conduct business through meetings of the Company’s Board and its committees. The Boards of Directors of the Company and the Bank have established the standing committees discussed below.
Standing Committees of the Company’s Board.   The standing committees of the Company’s Board include an Audit Committee, Compensation Committee, and a Corporate Governance and Nominating Committee. Each of these committees operates under a written charter available on the Company’s website at www.mcbankny.com. The charter governs the committees’ composition, responsibilities, and operations. The following table provides the current membership of those committees and the numbers of meetings each committee held in 2021.

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Mark J. DeFazio
Anthony J. Fabiano
Dale C. Fredston			X*
David J. Gold	X	X	X
Harvey M. Gutman			X
Terence J. Mitchell		X	X
Chaya Pamula	X
Robert C. Patent		X
Maria F. Ramirez	X
William Reinhardt	X*	X	X
Katrina Robinson			X
George J. Wolf, Jr.	X	X*
Number of meetings in 2021	8	15	3

*
Denotes Chairperson.

Standing Committees of the Bank’s Board.   The standing committees of the Bank on which members of the Board sit include an Operational Risk Management Committee (the “ORM Committee”), Asset/Liability Management Committee (“ALCO”), Asset Recovery Group Committee (the “ARG Committee”), Credit Committee, Compliance Oversight Committee (the “COC”), and the Technology Committee. The following table provides the current membership of those committees and the numbers of meetings each committee held in 2021.
Director	ORM Committee	ALCO	ARG Committee	Credit Committee	COC	Technology Committee***
Mark R. DeFazio**	X	X	X	X		X
Anthony J. Fabiano	X					X
Dale C. Fredston					X
David J. Gold**			X	X
Harvey M. Gutman**		X	X	X
Terence J. Mitchell	X*				X*	X
Chaya Pamula	X	X				X*
Robert C. Patent**	X	X	X*	X*
Maria F. Ramirez	X	X*
William Reinhardt**	X	X	X	X	X
Katrina Robinson	X	X
George J. Wolf, Jr.
Number of meetings in 2021	4	4	4	36	13	—

*
Denotes Chairperson.

**
Denotes permanent members of the Credit Committee — additional members rotate quarterly.

***
The Technology Committee of the Board of Directors of the Bank was established as of December 20, 2021 and did not hold its first meeting until January 19, 2022.

The Company’s and the Bank’s Board may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and its corporate governance documents.

Corporate Governance and Nominating Committee.   The Corporate Governance and Nominating Committee (the “Governance Committee”) is responsible for making recommendations to the Company’s Board regarding candidates for directorships and determining the size and composition of the Board and its committees. In addition, the Governance Committee is responsible for making recommendations to the Board concerning governance matters. The Governance Committee has adopted a written charter that, among other things, specifies the scope of its authority and responsibilities. Among other things, the Governance Committee:
•
identifies qualified individuals to be directors consistent with the criteria approved by the Board and recommends director nominees to the full Board;

•
reviews the structure and composition of the committees of the Board;

•
develops and recommends procedures for reviewing stockholder recommendations for director nominees;

•
recommends to the Board, in consultation with the Compensation Committee, compensation for directors;

•
reviews related party transactions as required;

•
develops and recommends any changes to the Corporate Governance Guidelines; and

•
annually reviews the Governance Committee’s charter and the committee’s performance.

The Governance Committee also conducts an annual evaluation to determine whether the Board and its committees are functioning effectively, which includes determining the evaluation method and criteria for the annual evaluation of the composition, competence and performance of the Board and its committees. The Governance Committee may retain consultants or advisors to assess the performance and effectiveness of the Board and its committees. The results of these evaluations are submitted to the Board, which takes appropriate action based on the Board’s assessment of the performance evaluations.
The Governance Committee is composed solely of members who satisfy the applicable independence requirements of the NYSE.
The Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, if the Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.
The Governance Committee would seek to identify a candidate by evaluating the following criteria:
•
Contribution to the Board — The extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board;

•
Experience — The candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements;

•
Integrity — The candidate’s personal and professional integrity, honesty and reputation;

•
Stockholder Interests and Dedication — The candidate’s ability to represent the best long-term interests of the Company and its stockholders;

•
Independence — Any material relationships between a candidate and the Company and the Bank (including those set forth in NYSE listing rules) that might impact objectivity and independence of thought and judgment, as well as the candidate’s ability to serve on any Board committees that are subject to additional independence requirements;
•
Diversity — The diversity of gender, race, ethnicity, age, cultural background and professional experience of a candidate; and

•
Additional Factors — The current size of the Board, the number of independent directors and the need for Audit Committee expertise.

Procedures for the Consideration of Board Candidates Submitted by Stockholders
The Governance Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. Stockholders can submit the names of candidates for director by writing to the Corporate Secretary of the Company, at Metropolitan Bank Holding Corp., 99 Park Avenue, 12th Floor, New York, New York 10016. In reviewing a candidate recommended by a stockholder, the Governance Committee will apply the criteria for candidates generally utilized by the Board of Directors and the Governance Committee from time to time and will consider the additional information referred to below. The submission by a stockholder must include the following information:
•
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Governance Committee;

•
A statement from the candidate that they will be willing to serve as a director if elected;

•
The name and address of the stockholder as they appear on the Company’s books, the number of shares and the length of holding period of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•
The name, age, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

•
A description of all arrangements or understandings between the nominating stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•
A statement of the candidate’s business background and experience;

•
A statement of the candidate’s assets and liabilities as of the end of the past five fiscal years, together with related statements of income and source or application of funds, prepared in accordance with generally accepted accounting principles, and an interim statement;

•
A notarized certification from the candidate regarding whether the candidate has been the subject of certain legal or administrative proceedings, bankruptcies, judgments, or orders;

•
A description of any material pending legal or administrative proceedings involving the candidate; and

•
Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Company at least 90 days before the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders; provided, that if the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate will be timely if received by the Company no later than the 10th day following the day on which public announcement of the date of the annual meeting was first made.
Audit Committee.   The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements that may have a material impact on the Company’s financial statements, evaluation of the independent auditors’ qualifications and independence, and review of the performance of its internal audit and financial risk assessment function and independent auditors.
The Audit Committee has adopted a written charter that among other things, specifies the scope of its authority and responsibilities. Among other things, the Audit Committee:
•
appoints, evaluates and determines the compensation and independence of the Company’s independent auditors;

•
reviews and approves the scope of the annual audit, audit fees and the integrity of the financial statements;

•
reviews disclosure controls and procedures, internal controls, the internal audit function and corporate policies with respect to financial information;

•
oversees any investigations into complaints concerning financial matters; and

•
annually reviews the Audit Committee charter and the committee’s performance.

The Audit Committee works closely with management as well as the Company’s independent auditors. The Audit Committee has the authority to obtain advice and assistance from and receive appropriate funding to engage outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.
The Audit Committee is composed solely of members who satisfy the applicable independence and other requirements of the SEC and the New York Stock Exchange (the “NYSE”) for audit committees. The Audit Committee has determined that Director William Reinhardt qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC.
Audit Committee Report
Management has the primary responsibility for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee those processes. As part of its ongoing activities, the Audit Committee has:
•
reviewed and discussed with management and the independent public accountants the Company’s audited consolidated financial statements for the year ended December 31, 2021;

•
met with the Company’s Chief Executive Officer, Chief Financial Officer, internal auditors and the Company’s independent registered public accounting firm, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•
discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and

•
Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm their independence from the Company.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expressed an opinion on the conformity of the Company’s consolidated financial statements with generally accepted accounting principles (“GAAP”). The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.
This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such Acts.
This report has been provided by the Audit Committee:
William Reinhardt (Chair)
David J. Gold
Chaya Pamula
Maria F. Ramirez
George J. Wolf, Jr.
Compensation Committee.   The Compensation Committee is responsible for discharging the Board’s responsibilities relating to the compensation of the executive officers and directors. The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its authority and responsibilities. Among other things, the Compensation Committee:
•
evaluates and modifies compensation strategies;

•
reviews and approves objectives relevant to executive officer compensation;

•
evaluates performance and recommends the compensation of the Chief Executive Officer and other executive officers in accordance with those objectives;

•
reviews and oversees the Company’s compensation and benefit plans;

•
recommends to the Board, in consultation with the Governance Committee, compensation for directors;

•
prepares the Compensation Discussion and Analysis, if required by SEC rules, to be included in the Company’s proxy statement; and

•
annually reviews the Compensation Committee charter and the committee’s performance.

The Compensation Committee is composed solely of members who satisfy the applicable independence requirements of the SEC and the NYSE. The Compensation Committee operates under a written charter.
Analysis of Compensation Risk.   In setting compensation, the Compensation Committee considers the risks to Company stockholders that may be inherent in the compensation program and to achievement of the Company’s goals. Based on its review, the Compensation Committee believes the Company’s compensation programs represent an appropriate balance of short-term and long-term compensation and do not encourage executive officers or other employees to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee’s review also considered the Company’s internal controls, policies, and risk-mitigating components in the Company’s incentive arrangements currently in place.

COMPENSATION MATTERS
Summary Compensation Table
The following table sets forth certain information as to the total compensation paid to the Company’s President and Chief Executive Officer and the two other most highly compensated executive officers of the Company for the fiscal years ended December 31, 2021 and December 31, 2020. Each individual listed in the table below is referred to as a “named executive officer.”
Name and principal position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Mark R. DeFazio President and CEO	2021	800,000	4,314,200	500,000	85,260	5,699,460
	2020	700,000	499,980	750,000	84,455	2,034,435
Scott Lublin EVP and Chief Lending Officer	2021	449,946	2,204,540	250,000	9,480	2,913,966
	2020	432,640	286,000	297,440	9,330	1,025,410
Nick Rosenberg EVP and Head of Global Payments	2021	389,203	398,816	145,951	9,480	934,078
	2020	374,233	253,687	132,975	9,330	770,225

(1)
The amounts in this column reflect the aggregate grant date fair value, computed in accordance with FASB ASC No. 718, of performance-based restricted stock units and restricted stock awards subject to time-based vesting and are based on the Company’s stock price on the date of grant, which was $50.80 and $63.57 for the time-based restricted stock award grants and performance-based award grants made in 2021, respectively, and $50.78 for the grants made in 2020. Time- and performance-based stock awards are presented below for each named executive officer included in the Summary Compensation Table. The performance-based restricted stock units are scheduled to vest, if at all, in three equal installments in February 2022, February 2023 and February 2024, provided certain performance criteria are met in fiscal years 2021, 2022 and 2023. However, such vested shares will not be delivered to Messrs. DeFazio and Lublin until the first quarter of 2024. The amount shown in this column assumes the executive will earn all of the performance-based restricted stock units; however, it is possible that Messrs. DeFazio and Lublin will not recognize any income from these awards since these awards depend on the attainment of various performance metrics.

Name	Year	Time-Based Restricted Stock Awards	Performance-Based Stock Awards
Mark R. DeFazio	2021	9,842	60,000
	2020	9,846	—
Scott Lublin	2021	5,855	30,000
	2020	5,632	—
Nick Rosenberg	2021	7,852	—
	2020	4,995	—

(2)
As permitted by rules adopted by the SEC, this column excludes perquisites for Mr. Lublin and Mr. Rosenberg as the value of such perquisites did not exceed $10,000 in the aggregate for each individual. For 2021, the amounts set forth in the All Other Compensation column from the table above includes the following items:

	All Other Compensation
Name	Life insurance premiums ($)	Transportation ($)	Housing allowance ($)	401(k) Plan employer contribution ($)	Total ($)
Mark R. DeFazio	780	15,780	60,000	8,700	85,260
Scott Lublin	780	—	—	8,700	9,480
Nick Rosenberg	780	—	—	8,700	9,480

Employment Agreement.   The Company and Metropolitan Commercial Bank maintain an employment agreement with each of Mark R. DeFazio and Scott Lublin. The employment agreements are substantially similar. Each employment agreement has an initial term of three years and automatically renews daily so that the remaining term will always be three years, unless a notice is provided to the executive that the agreement will not renew. The current base salary for Mr. DeFazio is $980,000, and the current base salary for Mr. Lublin is $472,443. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs, benefit plans applicable to executive officers and automobile benefits. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.
Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or if the executive resigns for good reason (as defined in the agreement) during the term of the agreement, then the executive would be entitled to a cash lump sum payment equal to three times (two times for Mr. Lublin) the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately before the year in which such termination occurred. Section 409A of the Internal Revenue Code 1986, as amended, (the “Internal Revenue Code”) may require that a portion of the above payments cannot be made until six months after termination of employment. In addition, the executive would become fully vested in any outstanding unvested equity or equity-based awards.
In the event of a change in control of the Company or Metropolitan Commercial Bank, the executive would be entitled to a cash lump sum payment equal to three times (two times for Mr. Lublin) the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately before the year in which such change in control occurred. In addition, in the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns for good reason (as defined in the agreement) in connection with or following a change in control, the executive would become fully vested in any outstanding unvested equity or equity-based awards. Section 4999 of the Internal Revenue Code imposes a 20% excise tax on certain “excess parachute payments” made to “disqualified individuals” (as defined in the Internal Revenue Code) in connection with a change in control. Under Section 280G of the Internal Revenue Code, such “excess parachute payments” are also non-deductible to the Company. If payments that are contingent on a change in control to a disqualified individual (which includes the named executive officers) exceed three times the individual’s “base amount” (as defined in the Internal Revenue Code), then the amount by which such amount exceeds one times the individual’s “base amount” will be deemed an “excess parachute payment.” Pursuant to his employment agreement, the Company will reimburse Mr. DeFazio for the amount of the excise tax, if any, and make an additional gross-up payment so that, after the payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, Mr. DeFazio would retain approximately the same net after-tax amounts under his employment agreement that he would have retained if there was no excise tax. Neither the Company nor the Bank is permitted to claim a federal income tax deduction for the portion of the change of control payment that constitutes an excess parachute payment, the excise tax reimbursement payment or the gross-up payment. Any payments made to Mr. Lublin will be reduced by the minimum dollar amount necessary to avoid exceeding three times his base amount.
In the event of a disability (as defined in the applicable disability insurance policies), Mr. DeFazio will receive benefits under any short-term or long-term disability plans maintained by Metropolitan Commercial Bank. In the event of a short-term disability, Mr. DeFazio will pay to the Company any amounts he receives as short-term disability payments from the short-term disability insurance policy and the Company will continue to compensate Mr. DeFazio, in the full amount owing to him, as if Mr. DeFazio had not suffered a disability. In the event of a long-term disability, Mr. DeFazio will pay to the Company any amounts he receives as long-term disability payments from the long-term disability insurance policy and the Company will continue to compensate him, in the full amount owing to him, as if he had not suffered a disability, for a period of 30 days. Within 30 days of the date of such disability, Mr. DeFazio would be entitled to a cash lump sum payment equal to three times his base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, him with respect to the year immediately before the year in which such disability occurred. In addition, Mr. DeFazio would become fully vested in any outstanding unvested equity awards. If Mr. Lublin suffers a disability, his obligations to perform services under his employment agreement would terminate and he would receive benefits under any disability program sponsored by Metropolitan Commercial Bank and become fully vested in any of his outstanding unvested equity or equity-related awards (including any performance-based restricted stock awards).
In the event of the executive’s death, the executive’s estate will be entitled to a lump sum cash payment, within 30 days of the date of death, equal to the amount of earned but unpaid base salary and benefits, three times (one time for Mr. Lublin) the executive’s base salary and an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately before the year in which such death occurred. In addition, the executive would become fully vested in any outstanding unvested equity or equity-based awards.
Upon the voluntary termination of the executive’s employment without good reason, each executive would be subject to certain restrictions on his ability to solicit employees of the Company and Metropolitan Commercial Bank for a period of one year following the date of termination of employment. Additionally, Mr. Lublin is also subject to certain restrictions on his ability to solicit customers of the Company and Metropolitan Commercial Bank for a period of one year following the date of termination of employment.
Change in Control Agreement.   The Company and Metropolitan Commercial Bank maintain a change in control agreement with Nick Rosenberg. The agreement provides that if Mr. Rosenberg terminates his employment for good reason (as such term is defined in the agreement) or the Company terminates his employment for a reason other than for cause (as such term is defined in the agreement) on or after a change in control (as defined in the agreement) and during the term of the agreement, then Mr. Rosenberg will receive a lump sum severance equal to two times the greater of his base salary as of the date of termination or the base salary in effect immediately prior to the date of a change in control and two times the highest rate of bonus earned by Mr. Rosenberg in any one of the three calendar years immediately preceding the year in which the termination of employment occurs. Notwithstanding the foregoing, the payments required under the agreements will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.
2019 Equity Incentive Plan.   The Company’s stockholders approved the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”) to provide officers, employees and directors of the Company and its affiliates with additional incentives to promote the growth and performance of the Company. Subject to permitted adjustments for certain corporate transactions, the 2019 Equity Incentive Plan authorizes the issuance to participants of up to 340,000 shares of the Company’s common stock in the form of grants of restricted stock, restricted stock units and stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance metrics, or a combination of each. Any forfeitures of outstanding awards under the Metropolitan Bank Holding Corp. 2009 Equity Incentive Plan (the “2009 Equity Incentive Plan”) after the effective date of the 2019 Equity Incentive Plan are added to the shares available to be issued under the 2019 Equity Incentive Plan. Shares authorized but not issued under the 2009 Equity Incentive Plan were not rolled into the 2019 Equity Incentive Plan. Under the 2019 Equity Incentive Plan, an employee may not receive more than 50,000 stock options, all of which may be granted as incentive stock options, during any calendar year and an employee may not receive more than $3.0 million of value (determined on the date of grant) of restricted stock awards, restricted stock units or performance awards during any calendar year and a non-employee director may not receive more than $250,000 of value (determined on the date of grant) of stock options, restricted stock awards, restricted stock units or performance awards during any calendar year.
The 2019 Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the authority and discretion to: select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the 2019 Equity Incentive Plan; and interpret the 2019 Equity Incentive Plan.
The exercise price of stock options granted under the 2019 Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee. All restricted stock awards, restricted stock units and stock option grants will be subject to conditions established by the Compensation Committee that are set forth in each recipient’s award agreement.

Amended and Restated Executive Annual Incentive Plan.   The plan provides annual bonuses to key management personnel for their contributions to achieving strategic organizational objectives of the Company and Metropolitan Commercial Bank. Bonuses under the plan are determined based on Company-wide performance measurements, including, but not limited to, earnings per share, tangible book value, net income, efficiency ratio and return on average equity. The amount of a bonus will be based on a percentage of a participant’s base salary to the extent performance measurements are satisfied. At the end of each fiscal year, the Compensation Committee will calculate the amount of the award. Bonuses, if any, will be paid within two and one-half months of the close of the fiscal year end in cash, common stock of the Company or in a combination of cash and common stock of the Company. For the fiscal year ended December 31, 2021, bonuses were paid in a mix of cash and restricted stock units. Messrs. DeFazio, Lublin and Rosenberg received a cash bonus of $500,000, $250,000, and $145,951, respectively, and a grant of 4,917, 4,179 and 4,306 restricted stock units (granted on February 23, 2022), respectively, subject to a three-year vesting schedule, with one-third of the shares vesting on March 1 of each year starting in 2023. Also on February 23, 2022, Mr. DeFazio received a grant of 9,835 restricted stock units that vest on February 23, 2023.
Outstanding Equity Awards at Fiscal Year End
The following table provides information concerning unexercised stock options and unvested restricted stock awards for each named executive officer as of December 31, 2021.
	Option Awards					Stock Awards
	Option Award Grant Date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Stock Award Grant Date	Number of shares or units of stock that have not vested	Fair value of shares or units of stock that have not vested(5) ($)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested(5) ($)
Mark R. DeFazio	10/22/2013	57,000	—	18.00	10/22/2023	05/03/2021	—	—	60,000(1)	6,391,800
	12/02/2013	74,000	—	18.00	12/02/2023	02/24/2021	9,842(2)	1,048,468	—	—
	03/18/2014	30,000	—	18.00	03/18/2024	02/25/2020	3,282(3)	349,631	—	—
	06/01/2015	70,000	—	18.00	06/01/2025	03/01/2017	2,381(4)	152,125	—	—
Scott Lublin	—	—	—	—	—	05/03/2021	—	—	30,000(1)	3,195,900
	—	—	—	—	—	02/24/2021	5,855(2)	623,733	—	—
	—	—	—	—	—	02/25/2020	1,877(3)	199,957	—	—
Nick Rosenberg	—	—	—	—	—	02/24/2021	7,852(2)	836,474	—	—
	—	—	—	—	—	02/25/2020	1,665(3)	177,372	—	—
	—	—	—	—	—	03/01/2017	1,000(4)	106,530	—	—

(1)
Vest in three equal annual installments beginning on February 28, 2022, assuming certain performance criteria have been met.

(2)
Vest in three equal annual installments beginning on March 1, 2022.

(3)
Remaining shares vest on December 15, 2022.

(4)
Remaining shares vested on March 1, 2022.

(5)
Based on the $106.53 per share trading price of the Company’s common stock on December 31, 2021.

Director Compensation
The following table sets forth information regarding the compensation paid to the Company’s non-employee directors for the fiscal year ended December 31, 2021. Mr. DeFazio does not receive any additional compensation for service on the Company’s Board and Metropolitan Commercial Bank’s Board of Directors.

Name(1)	Fees earned or paid in cash ($)	Total ($)
Anthony J. Fabiano(2)	42,000	42,000
Dale C. Fredston	109,000	109,000
David M. Gavrin(3)	33,500	33,500
David J. Gold(4)	120,000	120,000
Harvey M. Gutman(4)	86,000	86,000
Terence J. Mitchell(2)	117,000	117,000
Chaya Pamula(2)	4,000	4,000
Robert C. Patent(4)	131,000	131,000
Maria F. Ramirez	70,000	70,000
William Reinhardt(4)	305,000	305,000
Katrina Robinson	—	—
George J. Wolf, Jr.	75,500	75,500

(1)
As of December 31, 2021, the directors had no unvested stock options and no unvested shares of restricted stock.

(2)
While the Technology Committee of the Board of Directors of the Bank was established on December 20, 2021 and did not hold its first meeting until January 19, 2022, each of the members of the committee attended two vendor demonstrations in their capacity as committee members in December 2021 for which they received meeting fees for such attendance.

(3)
Mr. Gavrin retired from the Board of Directors of the Company and the Board of Directors of the Bank on December 31, 2021.

(4)
These were the permanent members of the Credit Committee of the Bank during 2021, which met 36 times in 2021.

Director Fees
Fees Paid In 2021
Non-executive directors received the following fees for their service as chairperson of the board and committees of the board, which were paid in cash.
Chair	Retainer
Board Chair	$75,000
Compensation Committee Chair	15,000
Audit Committee Chair	50,000
ORM Committee Chair	25,000
Governance Committee Chair	15,000
ARG Committee Chair	5,000
Credit Committee Chair	10,000
COC Chair	10,000
Technology Committee Chair	—*

*
The Technology Committee was not established until December 20, 2021.

In addition, in 2021, non-executive directors each received the following fees for each committee meeting attended in person or by telephone.

Committee Meeting	Fee
Audit Committee	$2,500
Compensation Committee	2,000
Governance Committee	2,000
ARG Committee	2,000
Credit Committee	2,000
ORM Committee	2,000
ALCO	2,000
COC	2,000
Technology Committee	—*

*
The Technology Committee was not established until December 20, 2021.

Transactions with Related Persons
Transactions by the Company or Metropolitan Commercial Bank with related parties are subject to certain regulatory requirements and restrictions, including the Federal Reserve Board’s Regulation W (which governs certain transactions by Metropolitan Commercial Bank with its affiliates) and the Federal Reserve Board’s Regulation O (which governs certain loans by Metropolitan Commercial Bank to its executive officers, directors and principal stockholders, and their related interests).
Under applicable SEC and NYSE rules, related party transactions are transactions in which the Company is a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Related parties of the Company include directors (including nominees for election as directors), executive officers, five percent stockholders and the immediate family members of these persons. Related party transactions will be referred for approval or ratification to the Company’s Governance Committee. In determining whether to approve a related party transaction, the Governance Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of improper conflict of interests for any director or executive officer taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to the Company’s regulators and the potential violations of other corporate policies. Other than permissible insider loans as described below, there were no related party transactions in 2021.
The Sarbanes-Oxley Act of 2002 generally prohibits the Bank from making loans to the Company’s executive officers and directors, but it contains a specific exemption from such prohibition for loans made by the Bank to the Company’s executive officers and directors in compliance with federal banking regulations. The Bank has engaged, and expects to engage in the future, in banking transactions in the ordinary course of business with directors, officers, principal stockholders and their associates and/or immediate family members, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with persons not related to us and that do not involve more than the normal risk of collectability or present other unfavorable features. As of the date of this proxy statement, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans.
At December 31, 2021, the aggregate amount of extensions of credit to the Company’s directors, executive officers, principal stockholders and their associates was $780,000.
PROPOSAL 2 — APPROVAL OF THE METROPOLITAN BANK HOLDING CORP.
2022 EQUITY INCENTIVE PLAN
The Board of Directors has adopted, subject to stockholder approval, the Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”) to provide the Company with sufficient equity compensation to appropriately incentivize our officers, other employees and directors to execute on our strategic plan to build stockholder value, while providing appropriate stockholder protections. Upon stockholder approval of the 2022 Equity Incentive Plan, the Company will no longer make grants under the 2019 Equity Incentive Plan. Awards outstanding under the 2019 Equity Incentive Plan will continue to remain outstanding and subject to the terms and conditions of the 2019 Equity Incentive Plan.
The Company believes that equity awards constitute an important component in a balanced, comprehensive compensation program. Many of the companies with which we compete for officers, employees and directors offer equity compensation as part of their overall compensation programs. By approving the 2022 Equity Incentive Plan, our stockholders will provide us the flexibility we need to continue to attract, motivate and retain highly qualified officers, employees and directors by offering a competitive compensation program with a component linked to the performance of our common stock and, therefore, aligned with the interests of our stockholders.
The Compensation Committee of the Board of Directors (the “Compensation Committee”), in consultation with its independent consultant, has evaluated current practices of financial institutions in our marketplace related to equity plan design and equity grant practices. The Company has also evaluated its strategic plan and believes the 2022 Equity Incentive Plan is appropriately designed to allow the Company to meet its objectives.
We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
We continue to believe that equity awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees. The tables below show our responsible overhang and burn rate percentages.
Share Usage
The following table sets forth information regarding stock settled, time-based equity awards granted, and performance-based equity awards earned, over each of the last three completed fiscal years:
	2021	2020	2019
Stock options granted	—	—	—
Time-based restricted stock awards / units granted	78,582	62,092	106,423
Performance-based RSUs earned(1)	30,000	90,000	—
Weighted average basic common shares outstanding	9,011,700	8,221,429	8,174,142
Share usage rate (“burn rate”)	1.20%	1.85%	1.30%

(1)
Reflects earned portion of 2021 PRSU award (earned in 2021, the year of performance achievement) and fully-earned 2018 PRSU award (earned in 2020, the year of performance achievement).

Note that amounts in the table above differ from the amounts reported in the Company’s annual Form 10-K filings as the performance-based restricted stock awards are included in the year in which the performance criteria were achieved.
Overhang as of March 15, 2022
The following table sets forth certain equity award information under the 2019 Equity Incentive Plan as of March 15, 2022 (unless otherwise noted) and reflects all outstanding awards. The 2019 Equity Incentive Plan is our only active equity incentive plan for purposes of granting new equity-based awards.
As of 3/15/22(1)
Stock options outstanding	231,000
Weighted-average exercise price of outstanding stock options	$18.00

As of 3/15/22(1)
Weighted-average remaining term of outstanding stock options	2.17
Total full-value awards (restricted stock awards / units and performance-based RSUs) outstanding	204,332
Remaining shares available for grant under the 2019 Equity Incentive Plan(2)	69,718
Additional shares being requested under the 2022 Equity Incentive Plan(2)	288,282
Basic common shares outstanding as of the record date	10,931,697

(1)
Unless otherwise noted

(2)
The total number of shares available for grant under the 2022 Equity Incentive Plan will be 358,000 shares (the sum of 69,718 and 288,282), reduced by any grants made between March 15, 2022 and the effective date of the 2022 Equity Incentive Plan, subject to adjustment as set forth in the plan and as further described below.

Key Features of the 2022 Equity Incentive Plan
The following summarizes the key features of the 2022 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2022 Equity Incentive Plan, a copy of which is attached hereto as Appendix A. Unless indicated otherwise, capitalized terms are defined in the 2022 Equity Incentive Plan.
Key Attribute	Feature	Discussion
Equity Award Types	Stock Options (non-qualified stock options and incentive stock options), Restricted Stock and Restricted Stock Units.	The Plan provides the Company with equity award types predominately used in the marketplace to provide flexibility in meeting its compensation objectives.
Award Vesting Criteria: Performance Awards and Service-Based Awards	The vesting of Awards may be subject to the achievement of performance measures as determined by the Compensation Committee or subject to time-based vesting over a period of continuous service (i.e., service-based).	Based on the Compensation Committee’s evaluation of current market practices and past Company practices, a portion of equity award grants under the 2022 Equity Incentive Plan is expected to be subject to performance-based vesting. The Compensation Committee intends to continue to use a third-party independent compensation consultant to review its equity award grant practices.
Minimum Vesting Period	The Compensation Committee will determine the vesting schedule or performance criteria for each Award. Subject to certain limited exceptions as set forth in the Plan, at least 95% of the Awards under the Plan will vest no earlier than one year after the grant date.	The Compensation Committee will set the vesting schedule or conditions as a part of its view that equity awards are a longer-term compensation element.

Key Attribute	Feature	Discussion
Prohibition Against Stock Option Repricing	Unless approved by the Company’s stockholders, neither the Compensation Committee nor the Board of Directors will have the right to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a Stock Option previously granted under the Plan (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Stock Options or other Awards), except in the event of a Change in Control or certain corporate transactions set forth in the 2022 Equity Incentive Plan (including stock splits, and stock dividends) or adjustments approved by the Company’s stockholders.	The Compensation Committee believes that repricing Stock Options is contrary to the objectives of Stock Options and would not be in alignment with the interest of stockholders.
No Dividends or Dividend Equivalents on Unvested Awards	Dividends or dividend equivalents payable on unvested awards subject to time-based vesting or performance-based vesting shall be distributed to a participant on or after the vesting date of such award. If the underlying award does not vest, the participant will not receive such dividends or dividend equivalents.	The Compensation Committee believes that the timing of dividend and dividend equivalent payments is appropriately aligned with the interests of stockholders.
Acceleration of Vesting – Committee Discretion	Vesting of Awards may be accelerated by the Compensation Committee, at its discretion.	The Compensation Committee determined that discretion to accelerate awards is important to allow the Company to respond to employment-related matters or other unforeseen circumstances that could warrant consideration of acceleration.
Acceleration of Vesting – Termination of Service without Cause or Resignation for Good Reason following a Change in Control (i.e., an Involuntary Termination of Service)
Unless otherwise specified by the Compensation Committee:
All unvested service-based Awards will vest upon an Involuntary Termination of Service within 24 months following a Change in Control. Stock Options will remain exercisable for one year following an Involuntary Termination of Service following a Change in Control.
All Performance Awards will vest upon an Involuntary Termination of Service following a Change in Control based on the greater of actual performance or at the target level.
The Compensation Committee determined that a “double trigger” in connection with a Change in Control weighs the Company’s need for a meaningful retention tool with any future acquirer’s ability to appropriately manage human resources during any merger integration. The Plan does not contain a “single trigger” or 280G excise tax gross-ups.

Key Attribute	Feature	Discussion
Share Limitations
The maximum number of shares of stock that may be delivered to participants under the 2022 Equity Incentive Plan is 358,000 shares, subject to adjustment as set forth in the Plan, and less any grants made after March 15, 2022 under the 2019 Equity Incentive Plan and prior to the effective date of the Plan (any of which may be granted as Incentive Stock Options).
As of March 31, 2022 (the latest practicable date before the printing of this Proxy Statement) the closing price of the Company’s common stock, as reported on the New York Stock Exchange, was $101.77.
If stockholders approve the 2022 Equity Incentive Plan, the Company will not make any more grants under the 2019 Equity Incentive Plan; the 2019 Equity Incentive Plan will be frozen and equity awards that would otherwise be available for grant under the 2019 Equity Incentive Plan will not be granted. The Compensation Committee will continue to administer outstanding grants under the 2019 Equity Incentive Plan.
The Compensation Committee evaluated a number of factors in determining the appropriate plan size, including past grant practices, the grant practices of peer banks, the stockholder value transfer to participants, and guidelines of proxy advisors.
Limitation of Grants to Non-Employee Directors	The aggregate grant date fair value of all Awards granted to any non-Employee Director during any single calendar year, plus the total cash compensation paid to such director for services rendered for such calendar year, shall not exceed $800,000 (or $950,000 in the case of a Chairman of the Board).	The Compensation Committee expects that it will continue to use the services of an independent compensation consultant to assist it in making equity award grants, but believes it is important to provide calendar year compensation limitations for its non-employee directors.
Prohibition on Recycling of Equity Awards	Only Awards that are forfeited, expired or settled in cash (or shares subject to awards that were granted under the 2019 Equity Incentive Plan and after March 15, 2022, are forfeited, expired, or settled in cash) are available for reissuance under the 2022 Equity Incentive Plan. Shares tendered or withheld to pay the exercise price of a Stock Option or to cover taxes related to any Award are not again available for grant.	The Compensation Committee believes that conservative recycling of equity awards is an important provision in the 2022 Equity Incentive Plan and properly aligns with the interests of stockholders.

Key Attribute	Feature	Discussion
Automatic Exercise of Stock Options	At the Compensation Committee’s discretion, Stock Options that are exercisable but unexercised as of the day immediately before their expiration date may be automatically exercised on behalf of a participant, in accordance with procedures established by the Compensation Committee.	The Compensation Committee believes that providing for an automatic exercise is in the best interest of the Company and participants and provides an efficient mechanism to exercise Stock Options.
Equitable Adjustments; Performance Measures
If shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, such adjustments and other substitutions will be made to the 2022 Equity Incentive Plan and to Awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number and kinds of shares for which grants may be made under the 2022 Equity Incentive Plan, the maximum number of shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the 2022 Equity Incentive Plan.
In establishing any performance measures for Awards under the Plan, the Committee may provide for the exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or
The Company believes these “equitable adjustment” provisions are standard market practice and are only utilized by the Committee, in its discretion, to the extent it deems doing so is appropriate and retains the intended value of Awards.

Key Attribute	Feature	Discussion
similar transaction. Performance measures will be modified, to the extent applicable, to reflect a change in the outstanding shares by reason of any stock dividend or stock split, or a corporate transaction, as described in the 2022 Equity Incentive Plan.
Equity Compensation Plan Information
As of December 31, 2021, the Company had the following equity awards outstanding:
Plan Category	Number of Securities To be Issued Upon Exercise of Outstanding Options and Restricted Stock Units	Weighted-Average Exercise Price of Outstanding Options and Restricted Stock Units
Number of
Securities
Remaining
Available For
Future Issuance
Under Equity
Compensation
Plans (Excluding
Number of
Securities To
be Issued Upon
Exercise of
Outstanding
Options and
Restricted
Stock Units)

Equity Compensation Plans Approved By Security Holders	411,999	$34.44	152,863
Equity Compensation Plans Not Approved By Security Holders	—	—	—
Total	411,999	$34.44	152,863
Federal Income Tax Considerations
The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2022 Equity Incentive Plan.
Non-Qualified Stock Options.   The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options.   The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). The Company will not be entitled to a tax deduction upon the exercise of an incentive stock option.
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (1) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Restricted Stock.   A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value.
Restricted Stock Units.   A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, the Company will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.
Dividend Equivalent Rights.   The grant of a dividend equivalent right will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Company stock underlying a dividend equivalent right, or with respect to a stand-alone dividend equivalent right, the cash received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding tax deduction.
Withholding of Taxes.   The Company may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.
Change in Control.   Any acceleration of the vesting or payment of awards under the 2022 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.
Not Tax Advice.   The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2022 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2022 Equity Incentive Plan. Participants should consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.
Accounting Treatment
Under GAAP, the Company is required to recognize compensation expense in its financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards and restricted stock units).
Awards to be Granted
The Board of Directors adopted the 2022 Equity Incentive Plan, and the Compensation Committee intends to meet after stockholder approval to determine the specific terms of the awards, including the allocation of awards to officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards. As of March 31, 2022, there were 11 non-employee directors and approximately 212 employees eligible to receive awards under the 2022 Equity Incentive Plan.
The Board recommends a vote “FOR” the approval of the Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan.
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s Audit Committee has approved the engagement of Crowe LLP to be its independent registered public accounting firm for the year ending December 31, 2022, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Crowe LLP for the year ending December 31, 2022.
A representative of Crowe LLP is expected to attend the Annual Meeting to respond to appropriate questions.
Even if the engagement of Crowe LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Metropolitan Bank Holding Corp. and its stockholders.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe LLP during the years ended December 31, 2021 and 2020.
	2021	2020
Audit Fees	$443,842	$450,592
Audit-Related Fees	162,008(1)	—
Tax Fees	—	—
All Other Fees	—	32,481(2)

(1)
Fees for: (a) comfort letter procedures related to the Company’s stock offering and (b) services rendered in connection with the Company’s shelf registration statements, including review of the filing and consent to the independent registered public accounting firm’s audit report being included in the filing.

(2)
Fees for Enterprise Risk Management Consulting Services.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of Crowe LLP. The Audit Committee concluded that performing such services did not affect the independence of Crowe LLP in performing its function as the Company’s independent registered public accounting firm.
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement before the services begin or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of the Company’s engagement of Crowe LLP.
The Board recommends a vote “FOR” the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

STOCKHOLDER PROPOSALS
To be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Metropolitan Bank Holding Corp.’s executive office, 99 Park Avenue, 12th Floor, New York, New York 10016, no later than December 21, 2022, the 120th day before the anniversary date of this proxy statement. If next year’s annual meeting is held on a date that is 30 days or more from May 31, 2023, any stockholder proposal must be received at a reasonable time before the Company prints or mails its proxy materials for such meeting. Any such proposals will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
Under new SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company’s annual meeting of stockholders to be held in 2023 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is April 1, 2023.
To be considered at next year’s annual meeting of stockholders, but not included in proxy materials, a stockholder nomination for director or proposal to take action at such meeting must be received by the Secretary of Metropolitan Bank Holding Corp. at the principal executive office of Metropolitan Bank Holding Corp. by no later than the close of business on January 20, 2023, which is the 90th day before the anniversary date of this proxy statement; provided, that if the date of the annual meeting is advanced more than 30 days or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice will be timely if delivered or mailed to and received by the Secretary of Metropolitan Bank Holding Corp. at the principal executive office of Metropolitan Bank Holding Corp. not later than the 10th day following the day on which public disclosure of the date of such meeting is first made. Any such proposals will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (1) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (2) the name and address of such stockholder as they appear on the books of Metropolitan Bank Holding Corp. and of the beneficial owner, if any, on whose behalf the proposal is made; (3) the number of shares of capital stock that are owned beneficially or of record by such stockholder and such beneficial owner; (4) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
A notice with respect to director nominations must include: (1) a statement that the writer is a stockholder and is proposing a candidate for consideration by the Board; (2) a statement from the candidate that they will be willing to serve as a director if elected; (3) the name and address of the stockholder as they appear on the Company’s books, the number of shares that are owned beneficially by the stockholder and the holding period of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required); (4) a representation as to whether such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice; (5) the name, age, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided); (6) a description of all arrangements or understandings between the proposing stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (7) a statement of the candidate’s business background and experience and all other information relating to such person that would indicate such person’s qualification to serve on the Company’s Board; and (8) such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

Nothing in this Proxy Statement will be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.
OTHER MATTERS
The Board is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board, as holders of the proxies, will act as determined by a majority vote.
MISCELLANEOUS
The cost of solicitation of proxies will be borne by Metropolitan Bank Holding Corp. Metropolitan Bank Holding Corp. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Georgeson LLC will assist us in soliciting proxies, and we have agreed to pay them a fee of $12,500 plus reasonable expenses for their services. In addition to solicitations by mail, directors, officers and regular employees of Metropolitan Bank Holding Corp. may solicit proxies personally or by telephone without additional compensation. The Company’s 2021 Annual Report to Stockholders is included with this Proxy Statement. Any stockholder may obtain a copy of the Annual Report on Form 10-K through the Company’s website, www.mcbankny.com, by calling us or writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.
Investor Relations
Metropolitan Bank Holding Corp.
99 Park Avenue, 12th Floor
New York, New York 10016
Phone: (212) 365-6721
IR@mcbankny.com

APPENDIX A
METROPOLITAN BANK HOLDING CORP.
2022 EQUITY INCENTIVE PLAN
ARTICLE 1 — GENERAL
Section 1.1   Purpose, Effective Date and Term.   The purpose of this Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Metropolitan Bank Holding Corp. (the “Company”) and its Subsidiaries, including Metropolitan Commercial Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of shares of Company Stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan will remain in effect as long as any Awards remain outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date. Upon stockholder approval of the Plan, no further awards shall be granted under the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan (the “2019 Equity Plan”), which shall remain in existence solely for the purpose of administering outstanding grants under the 2019 Equity Plan.
Section 1.2   Administration.   The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.
Section 1.3   Participation.   Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors.
Section 1.4   Definitions.   Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.
ARTICLE 2 — AWARDS
Section 2.1   General.   Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions provided by the Committee with respect to the Award in an Award Agreement. Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.2 (d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:
(a)   Stock Options.   A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier, or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan to an employee shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify the Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any modification will be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)   Restricted Stock Awards.   A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.
(c)   Restricted Stock Units.   A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock; provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of Stock multiplied by the number of Restricted Stock Units being settled.
(d)   Performance Awards.   A Performance Award means an Award under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Section 8.1 under “Performance Award.”
Section 2.2   Stock Options.
(a)   Grant of Stock Options.   Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of Stock Options covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Stock Options may be granted as Performance Awards.
(b)   Terms and Conditions.   A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or a director of an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
(c)   Prohibition of Cash Buy-Outs of Underwater Stock Options.   Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without stockholder approval.
(d)   Prohibition Against Repricing.   Except for adjustments pursuant to Section 3.4 or as otherwise approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Stock Options or other Awards), replacement grants, or other means; provided that the foregoing does not apply to cancellation or replacements that occur in connection with a Change in Control of the Company pursuant to the terms of this Plan.
(e)   Prohibition on Paying Dividends.   No dividends shall be paid on Stock Options and no Dividend Equivalent Rights may be granted with respect to Stock Options.
(f)   Limitation on Incentive Stock Options.   Solely for purposes of determining whether shares of Stock are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 358,000 shares, subject to adjustment as provided in Section 3.4.
Section 2.3.   Restricted Stock Awards.
(a)   Grant of Restricted Stock.   Each Restricted Stock Award shall be evidenced by an Award Agreement, that specifies: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including in book entry on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
(b)   Terms and Conditions.   Each Restricted Stock Award shall be subject to the following terms and conditions:
(i)   Dividends.   No cash dividends shall be paid with respect to any Restricted Stock Awards unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent their underlying Restricted Stock Awards are forfeited.
(ii)   Voting Rights.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock Awards and the voting rights may be exercised by the Participant in his or her discretion.
(iii)   Tender Offers and Merger Elections.   Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock.
Section 2.4   Restricted Stock Units.
(a)   Grant of Restricted Stock Unit Awards.   Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b)   Terms and Conditions.   Each Restricted Stock Unit Award shall be subject to the following terms and conditions:
(i)   A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. The Committee shall impose such conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of the Restricted Stock Units. The Committee may make grants of Restricted Stock Units upon such terms and conditions as it may determine, which may include, but is not limited to, deferring receipt of the underlying shares of Stock provided the deferral complies with Section 409A of the Code and applicable provisions of the Plan.
(ii)   Restricted Stock Units may be granted as Performance Awards.
(iii)   Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which a Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period or (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.
(iv)   A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
(v)   No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.
Section 2.5   Vesting of Awards.   The Committee shall specify the vesting schedule or conditions of each Award. Subject to adjustment as provided in Section 3.4, at least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award (excluding, for this purpose, any (i) Substitute Awards, (ii) shares of Stock delivered in lieu of fully vested cash Awards and (iii) Awards to non-Employee Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, that the foregoing restriction does not apply to the Committee’s discretion to provide for acceleration of exercisability or vesting of any Award, including in cases of the Participant’s death, Disability or in connection with an Involuntary Termination at or following a Change in Control, in the terms of the Award or otherwise.
Section 2.6   Deferred Compensation.   Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award that is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2 1∕2 months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.
Section 2.7.   Effect of Termination of Service on Awards.   The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in any employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:
(a)   Upon the Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and may be exercised only for a period of three (3) months following termination and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.
(b)   In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested), and all Restricted Stock Awards and Restricted Stock Units that have not vested, shall expire and be forfeited.
(c)   Upon Termination of Service on account of Disability or death, all Stock Options shall be fully exercisable, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall immediately vest as to all shares subject to an outstanding Award at the date of Termination of Service. Unless the Committee specifies otherwise, Stock Options may be exercised for a period of one (1) year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less; provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one (1) year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Termination of Service due to Retirement and all Stock Options, Restricted Stock Awards or Restricted Stock Units that have not vested as of as of the date of Termination of Service due to Retirement shall expire and be forfeited.
(d)   Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.
(e)   Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.
Section 2.8.   Holding Period for Vested Awards.   As a condition of receipt of an Award, the Award Agreement may require a Participant to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of such shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s Termination of Service with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 — Shares Subject to Plan
Section 3.1   Available Shares.   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions (except as set forth in Section 3.2).
Section 3.2   Share Limitations.
(a)   Share Reserve.   Subject to adjustment under the provisions of this Section 3.2 and Section 3.4, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be (i) 358,000 shares of Stock, less one (1) share for every one (1) share granted under the 2019 Equity Plan after March 15, 2022 and prior to the Effective Date of the Plan. Subject to the limitations set forth in this Section 3.2, Awards under the Plan may be made in any combination of shares of Restricted Stock Awards, Restricted Stock Units or Stock Options in the discretion of the Committee. As of the Effective Date, no further grants will be made under the 2019 Equity Plan.
(b)   Computation of Shares Available.   For purposes of this Section 3.2 and in connection with the granting of an Award, the number of shares of Stock available for the grant shall be reduced by the number of shares previously granted, subject to the following. If (i) any shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, such shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the shares available for grant under the Plan or (ii) after March 15, 2022, any shares subject to an award under the 2019 Equity Plan are forfeited, an award under the 2019 Equity Plan expires or otherwise terminates without issuance of such shares, or an award under the 2019 Equity Plan is settled for cash (in whole or in part), or otherwise does not result in the issuance of all or a portion of the shares subject to such award, then in each such case the shares subject to the Award or award under the 2019 Equity Plan shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the shares available for grant under the Plan on a one-for-one basis. Whether with reference to Awards granted under the Plan or awards granted under the 2019 Equity Plan, to the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Stock returned to satisfy tax withholding, rather than by the net number of shares of Stock issued. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options (or options granted under the 2019 Equity Plan) shall not be added back to the share reserve and shall not be available for new grants under the Plan.
Section 3.3.   Limitations on Grants to Directors.
(a)   Stock Options, Restricted Stock Awards and Restricted Stock Units — Non-Employee Directors.   The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any non-Employee Director during any single calendar year, plus the total cash compensation paid to such director for services rendered for such calendar year, shall not exceed $800,000 (or $950,000 in the case of a Chairman of the Board); provided, however, that the limitation described in this Section shall be determined without regard to amounts paid to a non-employee director during any period in which such individual was an employee or consultant (other than grants of awards paid for service in their capacity as a non-employee director), and any severance and other payments such as consulting fees paid to a non-employee director for such director’s prior or current service to the Company or any Subsidiary other than serving as a director shall not be taken into account in applying the limit provided above. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled if later.

Section 3.4   Corporate Transactions.
(a)   General.   If the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, such adjustments and other substitutions shall be made to the Plan and to Awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number and kinds of shares for which grants of Awards may be made under the Plan, the maximum number of shares of Stock that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan. Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.
(b)   Merger in which Company is Not Surviving Entity.   In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan that are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity that survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. The Committee or the agreement related to such merger, consolidation or other business reorganization may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquirer stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceeds the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.
Section 3.5   Delivery of Shares.   Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)   Compliance with Applicable Laws.   Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)   Certificates.   To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.
ARTICLE 4 — CHANGE IN CONTROL
Section 4.1   Consequence of a Change in Control.   Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the Plan or an Award Agreement and unless the Committee determines otherwise:
(a)   Upon an Involuntary Termination at or following a Change in Control, all Service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one (1) year following an Involuntary Termination following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.
(b)   Upon an Involuntary Termination at or within 24 months following a Change in Control, all Service-based Awards of Restricted Stock Awards and Restricted Stock Units, shall be fully earned and vested.
(c)   Upon an Involuntary Termination at or following a Change in Control, all Performance Awards shall vest at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.
(d)   Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity, any Awards granted under the Plan that are outstanding immediately prior to such Change in Control shall become fully vested in the event the successor entity does not assume the Awards granted under the Plan and Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.
Section 4.2   Definition of Change in Control.   For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:
(a)   Merger:   The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b)   Acquisition of Significant Share Ownership:   There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Sections 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;
(c)   Change in Board Composition:   During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or
(d)   Sale of Assets:   The Company or the Bank sells to a third party all or substantially all of its assets.
Notwithstanding anything herein to the contrary, this definition of Change in Control will conform to the requirements of Code Section 409A and any provision in this definition inconsistent therewith will be null and void.
ARTICLE 5 — COMMITTEE
Section 5.1   Administration.   The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board of Directors shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors, or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, or has listed or seeks to list its securities, may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
Section 5.2   Powers of Committee.   The Committee’s administration of the Plan shall be subject to the following:
(a)   The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.
(b)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)   The Committee will have the authority to define terms not otherwise defined herein.
(d)   In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable state corporate law.
(e)   The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) during a blackout period (or similar restricted period) (a “Blackout Period”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.
Section 5.3   Delegation by Committee.   Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board of Directors who are not “Disinterested Board Members,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4   Information to be Furnished to Committee.   As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5   Committee Action.   The Committee shall hold meetings and may make administrative rules and regulations as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 — AMENDMENT AND TERMINATION
Section 6.1   General.   The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan before the date the amendment is adopted by the Board of Directors or made by the Committee; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) other than pursuant to Section 3.4, materially increase the aggregate number of securities that may be issued under the Plan, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.
Section 6.2   Amendment to Conform to Law and Accounting Changes.   Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS
Section 7.1   No Implied Rights.
(a)   No Rights to Specific Assets.   Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property that the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)   No Contractual Right to Employment or Future Awards.   The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)   No Rights as a Stockholder.   Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2   Transferability.   Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.
Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests and property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.
A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.
Section 7.3   Designation of Beneficiaries.   A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time-to-time revoke or amend the designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of the beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4   Non-Exclusivity.   Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may be deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5   Award Agreement.   Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control.
Section 7.6   Form and Time of Elections; Notification Under Code Section 83(b).   Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).
Section 7.7   Evidence.   Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8   Tax Withholding.
(a)   Payment by Participant.   Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver evidence of stock ownership to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.
(b)   Payment in Stock.   The Committee may require or permit the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.
Section 7.9   Action by Company or Subsidiary.   Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board or directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.
Section 7.10    Successors.   All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.11   Indemnification.   To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer or Employee of the Company or a Subsidiary to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.
Section 7.12   No Fractional Shares.   Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.
Section 7.13   Governing Law.   The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.14   Benefits Under Other Plans.   Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15   Validity.   If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.
Section 7.16   Notice.   Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or an Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (i) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (ii) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (iii) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.
If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s President and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.
Section 7.17   Forfeiture Events.   The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
Section 7.18   Automatic Exercise.   In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the expiration date of the Stock Option may be automatically exercised in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable minimum tax withholding.
Section 7.19   Regulatory Requirements.   The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.
Section 7.20.   Awards Subject to Company Policies and Restrictions.
(a)   Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(b)   Hedging/Pledging Policy Restrictions.   Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.
ARTICLE 8 — DEFINED TERMS; CONSTRUCTION
Section 8.1   In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.
“Award” means any Stock Option, Restricted Stock Award, Restricted Stock Unit or Performance Award or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.
“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.
“Board of Directors” means the Board of Directors of the Company.

“Cause.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.
“Change in Control” has the meaning ascribed to it in Section 4.2.
“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
“Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.
“Disability.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has been incurred.
“Disinterested Board Member” means a member of the Board of Directors who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, for services rendered as a consultant or in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy rules of the SEC, as amended or any successor provision thereto, and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of a “Non-Employee Directors” under Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.
“Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.
“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.
“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a an Exchange, national market system or automated quotation system, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.
“Good Reason.” A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:
(i)   a material reduction in Participant’s base salary or base compensation;
(ii)  a material diminution in Participant’s authority, duties or responsibilities without the written consent of Participant;
(iii)  a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement (which results in an increase in commute); or
(iv)   in the event a Participant is a party to an employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.
Notwithstanding the foregoing, in order to terminate for Good Reason, a Participant must give sixty (60) days’ notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition following its occurrence and the Company or Subsidiary, as applicable, shall have thirty (30) days to cure the Good Reason condition, with termination occurring within thirty (30) days of the expiration of the cure period. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.
“Holding Period” has the meaning ascribed to it in Section 2.8.
“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.
“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for Cause, or termination of employment by an Employee Participant for Good Reason.
“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).
“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each Participant. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied.
Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; financial return ratios; increase in revenue; total stockholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives or strategic business objectives, or any combination of these or other measures.
Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction.  Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.
“Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.
“Restriction Period” has the meaning set forth in Section 2.4(b)(iii).
“Retirement” means retirement from employment with the Company or a Subsidiary in accordance with the then current retirement policies of the Company or a Subsidiary, as applicable, or as otherwise set forth in an Award Agreement. ”Retirement” with respect to a non-employee Director means the termination of service from the Board(s) of Directors of the Company and any Subsidiary following written notice to such Board(s) of Directors of the non-employee Directors intention to retire, or as otherwise set forth in an Award Agreement. Notwithstanding the foregoing, unless the Committee specifies otherwise at the time of an Award, an Employee who continues to serve on the Board following retirement as a Director or a Director who continues to serve as an advisory board member or director emeritus shall not be deemed to have terminated due to Retirement until both Service as an Employee and Director, or in the latter case, as a Director and advisory board member or director emeritus has terminated.

“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.
“Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as Employee or Director (except as otherwise provided in the Award Agreement).
“Stock” means the common stock of the Company, $0.01 par value per share.
“Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.
“Subsidiary” means any corporation, affiliate, bank or other entity, which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.
“Substitute Awards” shall mean Awards granted or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director), regardless of the reason for such cessation, subject to the following:
(1)   The Participant’s cessation of Service as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(2)   The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(3)   If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to whom the Participant is providing Services.
(4)   Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service”

as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(5)   With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.
Section 8.2   In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a)   Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b)   References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c)   In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d)   References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e)   Indications of time of day mean East Coast time;
(f)   The word “including” means “including, but not limited to”;
(g)   All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h)   All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i)   The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j)   Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k)   All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/MCB or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/MCB Election of Directors q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q ForWithholdForWithholdForWithhold+ 01 - Dale C. Fredston – for a 3-year term 04 - Chaya Pamula – for a 3-year term 02 - David J. Gold – for a 3-year term 05 - Katrina Robinson – for a 2-year term 03 - Terence J. Mitchell – for a 3-year term Approval of the Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan ForAgainst Abstain Ratification of the appointment of Crowe LLP as our independent registered public accounting firm for 2022 ForAgainst Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. 5 2 D V+

The 2022 Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. will be held on May 31, 2022 at 9:00 a.m., EDT, virtually via the internet at www.meetnow.global/MDWZKD6 To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report to Stockholders are available at: www.edocumentview.com/MCB. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 31, 2022 David Gold, Terence Mitchell and Robert Patent, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. to be held on May 31, 2022 or at any postponement or adjournment thereof. This proxy is revocable and will be voted as directed by the stockholder. If no such directions are indicated, this proxy, properly signed and dated, will be voted FOR the five nominees for director and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE AND “FOR” EACH PROPOSAL. (Items to be voted appear on reverse side) Change of Address — Please print new address below.Comments — Please print your comments below.Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.